UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

your vote

Your Vote Counts! UNIVERSAL DISPLAY CORPORATION 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET You invested in UNIVERSAL DISPLAY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2023. Get informed before you vote View the Proxy Statement and 2022 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting * June 15, 2023 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/OLED2023 * Please check the meeting materials for any special requirements for meeting attendance.

Voting Items Board Recommends Vote at www.ProxyVote.com V00518-P86671 UNIVERSAL DISPLAY CORPORATION

2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the eight directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified. Nominees: 1b. Cynthia J. Comparin 1c. Richard C. Elias 1a. Steven V. Abramson 1d. Elizabeth H. Gemmill 1e. C. Keith Hartley 1f. Celia M. Joseph 1g. Lawrence Lacerte 1h. Sidney D. Rosenblatt 2. Approval of the Company’s Equity Compensation Plan. 3. Advisory resolution to approve the compensation of the Company’s named executive officers. 4. Advisory resolution regarding the frequency of future advisory shareholder votes on compensation of the Company’s named executive officers. 5. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For 1 Year